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                                                                  Exhibit 10(iv)

                                    AMENDMENT
                       TO THE TRUST UNDER THE SUPPLEMENTAL
                          EXECUTIVE RETIREMENT PLAN OF
                              WITCO CORPORATION AND
                 THE EXCESS BENEFIT AND COMPENSATION CAP PLAN OF
                                WITCO CORPORATION

                  WHEREAS, Witco Corporation (the "Company") is considering entering into the Agreement and Plan of Reorganization by and among Crompton & Knowles Corporation, Park Merger Co. and the Company (the "Merger Agreement"); and

                  WHEREAS, the Company has determined that the transactions contemplated by the Merger Agreement should be considered a "Change in Control" of the Company for purposes of the Trust under the Supplemental Executive Retirement Plan of Witco Corporation and the Excess Benefit and Compensation Plan of Witco Corporation (the "Trust").

                  NOW THEREFORE, the Company hereby amends the Trust Agreement as follows:

                  1. The definition of "Change in Control" contained in the Trust Agreement is hereby amended by adding the following to the end thereof:

                  Notwithstanding anything to the contrary contained herein, a merger, consolidation, reorganization or other business combination involving the Company and Crompton & Knowles Corporation ("C&K") or any affiliate of C&K shall be considered a "Change in Control" for all purposes of the Trust.

                  2. Section 2(f) of the Trust Agreement is hereby amended by deleting "Upon a Change in Control, the Company shall, as soon as possible, but in no event later than 30 days following the Change the Change in Control" from the first sentence thereof and substituting the following thereof:

                  As soon as reasonably practicable after the Company has reason to believe a Change in Control has occurred or, in the immediate future, will occur, the Company shall

                  3. Section 2(f) of the Trust Agreement is hereby amended by adding the following to the end thereof:

                  In the event the Company makes a contribution to the Trust in anticipation of a Change in Control and the Board




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                                                       Exhibit 10(iv)(continued)

subsequently determines that such Change in Control is not reasonably likely to occur, the Trustee shall return to the Company the portion of the contribution designated by the Board.

                  4. Section 13(a) of the Trust Agreement is deleting the first proviso thereof and substituting the following therefor:

                  provided, however that Sections 2(f), 3, 11(c), 11(d), 12(b) and 13(a) of this Trust Agreement may not be amended by the Company for 10 years following a Change in Control.

                  IN WITNESS WHEREOF, the Company has caused this Amendment to be executed as of the date set forth below.


                                              WITCO CORPORATION,


                                              /s/ E. Gary Cook
                                              ----------------------------------
                                              Name:  E. Gary Cook
                                              Title: Chairman, President and
                                                         CEO


Date:  May 31, 1999
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